GRANITESHARES ETF TRUST

GRANITESHARES FUNDS	TICKER SYMBOL
GraniteShares 1.25x Long TSLA Daily ETF	TSL
GraniteShares 2x Long NVDA Daily ETF	NVDL
GraniteShares 2x Long COIN Daily ETF	CONL
GraniteShares 2x Long BABA Daily ETF	BABX
GraniteShares 2x Long META Daily ETF	FBL
GraniteShares 2x Long GOOGL Daily ETF	GOU
GraniteShares 2x Long AMZN Daily ETF	AMZZ
GraniteShares 2x Long AAPL Daily ETF	AAPB
GraniteShares 2x Long MSFT Daily ETF	MSFL
GraniteShares 2x Long AMD Daily ETF	AMDL
GraniteShares 2x Long PLTR Daily ETF	PTIR
GraniteShares 2x Long UBER Daily ETF	UBRL
GraniteShares 2x Long DIS Daily ETF	DISL
GraniteShares 2x Long F Daily ETF	FRDL

SUPPLEMENT DATED SEPTEMBER 25, 2026

TO THE PROSPECTUS DATED OCTOBER 25, 2026

Effective September 28, 2026, the GraniteShares 1.25x Long TSLA Daily ETF , GraniteShares 2x Long NVDA Daily ETF, GraniteShares 2x Long COIN Daily ETF, GraniteShares 2x Long BABA Daily ETF, GraniteShares 2x Long META Daily ETF, GraniteShares 2x Long GOOGL Daily ETF, GraniteShares 2x Long AMZN Daily ETF, GraniteShares 2x Long AAPL Daily ETF, GraniteShares 2x Long MSFT Daily ETF, GraniteShares 2x Long AMD Daily ETF, GraniteShares 2x Long PLTR Daily ETF, GraniteShares 2x Long UBER Daily ETF, GraniteShares 2x Long DIS Daily ETF and GraniteShares 2x Long F Daily ETF (each a “Fund” and together the “Funds”) are updating their disclosure regarding their investment strategies as disclosed below.

Changes to Prospectus

The following text is added at the end of the paragraph starting “The Fund’s cash balance may be invested (…)” in the section “Principal Investment Strategies” for each Fund:

“, and/or (7) reverse repurchase agreements, which are agreements under which the Fund sells portfolio securities to a counterparty, such as a bank or broker-dealer, and simultaneously agrees to repurchase those securities at a specified price and time.”

The following text is added after the paragraph starting “US Treasury Risk” in the section “Principal Risks of Investing in the Fund”:

“Reverse Repurchase Agreement Risk: When the Fund enters into a reverse repurchase agreement, it sells portfolio securities to a counterparty and simultaneously agrees to repurchase those securities at a specified price at a later date, effectively using those securities as collateral for a short-term loan. There is no guarantee that the return on any securities purchased with such proceeds will exceed the cost of the borrowing. The Fund also bears the risk that the counterparty to a reverse repurchase agreement fails to perform its obligations, and the Fund may lose the use of the securities pledged for the duration of the agreement. The Fund’s obligations under reverse repurchase agreements must be covered by liquid assets. See also “Counterparty Risk” and “Leverage Risk” above.”

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Investors Should Retain This Supplement for Future Reference